AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT D
                                SELECT RESERVE
                      FLEXIBLE PAYMENT VARIABLE AND FIXED
                              INDIVIDUAL DEFERRED
                          VARIABLE ANNUITY CONTRACTS

                      SUPPLEMENT DATED FEBRUARY 22, 2021
                   TO CONTRACT PROSPECTUSES, AS SUPPLEMENTED

     The purpose of this supplement is to notify Contract owners of the proposed reorganization of the Health Sciences Fund ("Target Fund"), a fund of VALIC Company I ("Trust"), into the Science & Technology Fund ("Acquiring Fund"), also a fund of the Trust (such combination referred to hereinafter as the "Reorganization").

     American General Life Insurance Company received notification that the Board of Directors of the Trust approved the Reorganization pursuant to which the Target Fund will be reorganized into an existing series of the Trust, with the Acquiring Fund being the surviving fund. All of the Target Fund's assets and liabilities would be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund.

     The Reorganization is expected to be consummated at the close of business on or about Friday, April 16, 2021 (the "Closing Date"), subject to approval at a special meeting of shareholders to be held on or about April 5, 2021. All Contract account values in the Divisions supported by the Target Fund will be automatically transferred into the Acquiring Fund's Division.

     At any time before 3:00 p.m. central time on the Closing Date, you may transfer your Contract account values in the Target Fund Division to any of the other variable investment Divisions available under the Contracts. You may give us instructions to transfer your account value to another Division by calling the Annuity Service Center at the number below. Please review your fund prospectuses for information about the other variable investment Divisions. For additional fund prospectus copies, please contact our Annuity Service Center at the telephone number shown below.

     If we receive any new instruction from you for purchase payments, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Target Fund Division after 3:00 p.m. central time on the Closing Date, your allocation or transfer will be automatically directed to the Acquiring Fund and will be processed on the business day following the Closing Date using prices established after the close of the New York Stock Exchange on such date (i.e, Monday, April 19, 2021).

     Existing automatic instructions for dollar cost averaging or automatic rebalancing into or out of the Target Fund Division (as applicable) that are scheduled for the Closing Date will be executed on the Closing Date and will be automatically directed to the Acquiring Fund.

     Neither our automatic transfer of the proceeds to the Acquiring Fund on the Closing Date, nor your transfer of assets out of the Target Fund Division prior to April 16, 2021 or out of the Acquiring Fund within 60 days after the Closing Date (i.e., June 15, 2021), will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the names of the Target Fund Divisions. If you have any questions, please contact our Annuity Service Center at 1-800-247-6584.